EXHIBIT 4.16
------------


                            AMENDMENT NO. 1
                                  TO
                           LETTER OF CREDIT
                        REIMBURSEMENT AGREEMENT
                        -----------------------

     THIS AMENDMENT NO. 1 TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT (the "Amendment"), dated as of June 30, 1997, is made by and between ARVIDA/JMB PARTNERS, L.P. II, a Delaware limited partnership ("Borrower") on the one hand, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, and BANK OF AMERICA ILLINOIS, an Illinois banking corporation, formerly known as Continental Bank N.A. and Continental Bank (collectively, the "Bank").

                               RECITALS
                               --------

     A.    The parties hereto entered into a Letter of Credit
Reimbursement Agreement dated as of May 30, 1997 (the "Agreement") with respect to the Letters of Credit described on Exhibit "A" hereto.

     B. The parties hereto desire to amend the Agreement to extend the Maturity Date as defined in the Agreement from June 30, 1997 to July 22, 1997.

     C. The obligations of Borrower were guaranteed pursuant to a Guaranty dated as of May 30, 1997.

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Bank hereby covenant and agree to amend the Agreement as set forth below. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings assigned to them in the Agreement.

     1.    MATURITY DATE.

           The definition of "Maturity Date" as set forth in Section 1.1 of the Agreement is hereby amended to read as follows:

                 "Maturity Date" means July 22, 1997.

     2.    MISCELLANEOUS.

           2.1 EFFECT OF AMENDMENT. The Agreement shall remain in full force and effect except as specifically set forth herein.

           2.2 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, together, shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, Borrower and Bank have executed this
Reimbursement Agreement on the year and date first hereinabove set forth.

                            BORROWER:

                            ARVIDA/JMB PARTNERS, L.P. II, a
                            Delaware limited partnership

                            By:  Arvida/JMB Managers II, Inc., a
                                 Delaware corporation, its General
                                 Partner

                                 By:
                                       ------------------------------
                                       Name:
                                             ------------------------
                                       Title:
                                             ------------------------


                            BANK:

                            BANK OF AMERICA ILLINOIS,
                            an Illinois banking corporation
                            in its capacity as Managing Co-Agent

                            By:
                                 ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------


                            BANK OF AMERICA ILLINOIS,
                            an Illinois banking corporation
                            in all capacities hereunder other than
                            as Managing Co-Agent

                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                            a national banking association

                            By:
                                 ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------

                            CONSENT OF GUARANTORS
                            Each of the undersigned hereby consents to the foregoing Amendment

                            CATELLUS RESIDENTIAL GROUP, a
Address:  5 Park Plaza      California corporation
Suite 400
Irvine, California 92614    By:
                                 ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------

                            By:
                                 ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------

                            STANDARD PACIFIC OF ORANGE
                            COUNTY, INC., a Nevada corporation
Address:  1565 West
  MacArthur Blvd.
Costa Mesa,                 By:
  California 92626               ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------

                            By:
                                 ------------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                       ------------------------


                            STARWOOD OPPORTUNITY FUND IV, L.P.,
                            a Delaware limited partnership
Address:  5090 North
 40th Street, Suite 190     By:
 Phoenix, Arizona 95018          ------------------------------
                                 Name:
                                       -----------------------
                                 Title:
                                       -----------------------

                            By:
                                 ------------------------------
                                 Name:
                                       -----------------------
                                 Title:
                                       -----------------------

                              EXHIBIT "A"

                           LETTERS OF CREDIT
                           -----------------

Obligee:              County of Orange, EMA/Regulation/Grading Section
Agreement #:          LASB214312
Instrument type:      Letter of Credit
Amount:               $21,030.00
Reason:               Grading performance

Obligee:              County of Orange, EMA/Regulation/Grading Section
Agreement #:          LASB214313
Instrument type:      Letter of Credit
Amount:               $101,520.00
Reason:               Grading performance

Obligee:              County of Orange, EMA/Regulation/Grading Section
Agreement #:          LASB214314
Instrument type:      Letter of Credit
Amount:               $140,640.00
Reason:               Grading performance

Obligee:              County of Orange, EMA/Regulation/Grading Section
Agreement #:          LASB214315
Instrument type:      Letter of Credit
Amount:               $271,800.00
Reason:               Grading performance

Obligee:              County of Orange, EMA/Regulation/Grading Section
Agreement #:          LASB214316
Instrument type:      Letter of Credit
Amount:               $537,480.00
Reason:               Grading performance

Obligee:              City of San Clemente
Agreement #:          LASB214677
Instrument type:      Letter of Credit
Amount:               $1,500,000.00
Reason:               Grading erosion control & Landscaping
                      -311401 Avenida Pico

Obligee:              Amwest Surety
Agreement #:          220668
Instrument type:      Letter of Credit
Amount:               $100,000.00